SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)             May 19, 2003

EarthShell Corporation

(Exact name of registrant as specified in charter)

Delaware	333-13287	77-0322379
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

800 Miramonte Drive Santa Barbara, California 93109		90245
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code (805) 897-2248

N/A
(Former name or former address, if changed since last report)

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits:

Exhibit No.	Description

99.1	Press Release issued May 19, 2003 relating to the Registrant’s Earnings Release for the three months ended March 31, 2003.

Item 9.  REGULATION FD DISCLOSURE

On May 19, 2003 EarthShell Corporation (the “Company”) issued a press release discussing its results of operations and financial condition for the first quarter 2003.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Item 9 is being furnished pursuant to Item 12 of Form 8-K, “Results of Operations and Financial Condition,” in accordance with the interim guidance provided by the Securities and Exchange Commission (the “SEC”) in Release No. 33-8216 issued March 27, 2003. The information in this Current Report, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2003	EARTHSHELL CORPORATION

	By:	/s/ D. Scott Houston
		Name:	D. Scott Houston
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number and Page No.	Description of Exhibit	Method of Filing
99.1	Press Release of the Registrant dated May 19, 2003, relating to the Registrant’s Earnings Release for the three months ended March 31, 2003.	Filed electronically herewith